UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2021

VolitionRx Limited

(Exact name of registrant as specified in its charter)

Delaware	001-36833	91-1949078
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
13215 Bee Cave Parkway Suite 125, Galleria Oaks B Austin, Texas 78738
(Address of principal executive offices and Zip Code)
+1 (646) 650-1351
(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock	VNRX	NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

VOLITIONRX LIMITED

Form 8-K

Current Report

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On June 17, 2021, VolitionRx Limited (the “Company” held its annual meeting of stockholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders approved an amendment (the “Amendment”) to the Company’s 2015 Stock Incentive Plan (the “Plan”) to increase the number of shares available for issuance under the Plan by 1,750,000 shares from an aggregate of 4,250,000 shares to 6,000,000 shares.  The Amendment had previously been approved by the Board of Directors of the Company on March 31, 2021, subject to the approval of the Company’s stockholders.  The Plan, as amended by the Amendment, is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.   The foregoing description of the Amendment of the Plan does not purport to be complete and is qualified in its entirety by reference to such Exhibit 10.1.

Item 5.07Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held at 11:00 a.m. local time on June 17, 2021 at 93-95 Gloucester Place, London, W1U 6JQ, United Kingdom, the Company’s stockholders voted on nine proposals. The Company had 52,892,713 shares of common stock outstanding on April 19, 2021, the record date for the Annual Meeting, of which 39,089,991 shares of common stock were present in person or represented by proxy at the Annual Meeting. The matters voted on at the Annual Meeting are described in more detail in the Company’s definitive proxy statement on Schedule 14A, which the Company filed with the Securities and Exchange Commission on April 29, 2021 (the “Proxy Statement”).

The following proposals were voted upon at the Annual Meeting and the final voting results with respect to each proposal are set forth below:

Proposal 1: The Company’s stockholders elected eight members to the Board of Directors to hold office until the 2022 annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier resignation or removal. The voting results were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Cameron Reynolds	17,154,583	13,933,634	8,001,774
Dr. Martin Faulkes	16,873,344	14,214,873	8,001,774
Guy Innes	14,410,655	16,677,562	8,001,774
Dr. Alan Colman	26,736,799	4,351,418	8,001,774
Dr. Phillip Barnes	17,056,002	14,032,215	8,001,774
Dr. Edward Futcher	26,233,872	4,854,345	8,001,774
Kim Nguyen	18,588,081	12,500,136	8,001,774
Richard Brudnick	18,597,785	12,490,432	8,001,774

Proposal 2: The Company’s stockholders ratified the selection of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2021. The voting results were as follows:

Votes For	Votes Against	Votes Abstained
38,676,340	388,668	24,983

Proposal 3: The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as described in the Proxy Statement. The voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
16,889,132	14,143,159	55,926	8,001,774

Proposal 4: The Company’s stockholders approved, on a non-binding advisory basis, the frequency for the future advisory votes on the compensation of our named executive officers as every “ONE YEAR”. The voting results were as follows:

1 Year	2 Years	3 Years	Votes Abstained
18,942,499	40,026	28,830	12,076,862

In accordance with the recommendation of the Board of Directors, the Company’s stockholders approved, on an advisory basis, one year as the frequency for holding future non-binding stockholder advisory votes to approve the compensation of the Company’s named executive officers. In light of such approval, the Company intends to hold a non-binding stockholder advisory vote on the compensation of the Company’s named executive officers on an annual basis until the next required vote on the frequency of holding a stockholder advisory vote to approve named executive officer compensation.

Proposal 5: The Company’s stockholders approved an amendment to the Company’s 2015 Stock Incentive Plan. The voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
18,186,114	12,722,156	179,947	8,001,774

Proposal 6: The Company’s stockholders did not approve the Third Amended and Restated Certificate of Incorporation (the “Restated Certificate”) to provide for the election of a classified board of directors and grant to the Company’s board of directors the exclusive authority to fill vacancies on the board of directors. The voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
13,617,196	17,276,294	194,727	8,001,774

Proposal 7: The Company’s stockholders did not approve the Restated Certificate to permit stockholder action only at a duly called annual or special meeting and to prohibit stockholder action by written consent or electronic transmission. The voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
13,649,062	17,164,773	274,382	8,001,774

Proposal 8: The Company’s stockholders did not approve the Restated Certificate to require that special meetings of stockholders be called (i) by the board of directors pursuant to a resolution approved by a majority of the board of directors, (ii) by the chairman of the board of directors, (iii) by the chief executive officer, or (iv) by the president (in the absence of a chief executive officer). The voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
13,802,687	17,027,486	258,044	8,001,774

Proposal 9: The Company’s stockholders did not approve the Restated Certificate to prohibit director removal without cause and to allow removal with cause only by the vote of the stockholders of at least two-thirds (66-2/3%) of all then-outstanding shares of common stock of the Company. The voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
13,690,950	17,129,633	267,634	8,001,774

No other matters were presented for consideration or stockholder action at the Annual Meeting.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	2015 Stock Incentive Plan, as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLITIONRX LIMITED
Date: June 22, 2021	By:	/s/ Cameron Reynolds
Cameron Reynolds
Chief Executive Officer & President

EXHIBIT INDEX

Exhibit Number	Description
10.1	2015 Stock Incentive Plan, as amended